Exhibit 99.1

FOR IMMEDIATE RELEASE

SANUWAVE HEALTH REPORTs SECOND QUARTER FinANCIAL RESULTS

AND PROVIDes A BUSINESS UPDATE

SUWANEE, GA, August 14, 2017 – SANUWAVE Health, Inc. (OTCQB: SNWV), today reported financial results for the three and six months ended June 30, 2017 and provided a business update. The Company will host a conference call at 10:30AM Eastern Time on Tuesday, August 15, 2017.

Highlights of the second quarter and recent weeks:

●

The Company appointed Dr. Maj-Britt Kaltoft to its Board of Directors. Dr. Kaltoft currently heads the business development and patent functions at the Danish State Serum Institute, an institution under the Danish Ministry of Health.

●

The Company appointed retired Colonel Dr. Patrick Sesto to its Medical and Science Advisory Board. Dr. Sesto served 27 years active duty in the US Army and during that time was appointed by Major General Peake, US Army Surgeon General, to be his Consultant for Army Podiatry, a position he held for seven years.

●	SANUWAVE signed a third amendment with HealthTronics, Inc. to extend the due date of its two promissory notes from January 31, 2018 to December 31, 2018.

●

SANUWAVE entered into a Memorandum of Understanding with eKare, Inc. to develop novel wound care analysis and management solutions. Linking SANUWAVE’s dermaPACE wound treatment device with eKare’s inSight® 3D wound imaging and analytics system, the two companies will strive to produce the industry’s most comprehensive wound management solution.

●

SANUWAVE appointed LITHOMED to act as distributors for the orthopedic products in Taiwan. LITHOMED has a wealth of experience within this specific indication in Taiwan as well as access and relationships with key opinion leaders which will prove to be of immense value for market development.

●

SANUWAVE appointed Alat Medika Indonesia as distributor for dermaPACE® and liaison for clinical trials participation for their wound care product in Indonesia. It is well known that diabetes and related concerns need to be addressed within Indonesia and having access to outstanding technology such as SANUWAVE’s within the country is a positive step.

●

SANUWAVE appointed Interventional Concepts, Inc. to act as Territory Sales Manager for sourcing and screening of potential distributors for the Company’s products in Columbia. Interventional Concepts will give SANUWAVE access to a multidisciplinary team of life science professionals in Columbia that provide regulatory and commercial support when introducing SANUWAVE’s products.

“The second quarter came in below plan but we remain confident we will achieve our seven goals for 2017 and as you can see we make great progress toward reaching these goals,” stated Kevin Richardson, CEO and Chairman. “The seven goals that we projected for 2017 were:

1.	FDA approval in late 2017 or early 2018,
2.	Add 7 to 10 new countries/regions to our portfolio,
3.	Expand Board of Directors members from 4 to 7,
4.	Expand Medical Advisory Board members from 2 to 5,
5.	Produce record international sales,
6.	Launch clinical work both domestically and internationally, and
7.	Obtain at least one non-medical partner.

If we can achieve these goals in 2017, we will be well prepared for a rapid sales increase in 2018 as our commercialization efforts take effect,” concluded Mr. Richardson.

Second Quarter Financial Results

Revenues for the three months ended June 30, 2017 were $111,045, compared to $203,406 for the same period in 2016, a decrease of $92,361, or 45%. Revenues resulted primarily from sales in Europe, Asia and Asia/Pacific of our orthoPACE device and related applicators. The decrease in revenues for 2017 was due to lower sales of new orthoPACE devices and applicators in Europe and Asia/Pacific in 2017.

Research and development expenses for the three months ended June 30, 2017 were $437,909, compared to $476,167 for the same period in 2016, a decrease of $38,258, or 8%. Research and development expenses decreased in 2017 due to lower payments to consultants related to the de novo petition submission to the FDA in July 2016 and lower travel costs. Tis was partially offset by non-cash stock compensation expense for stock options issued in June 2017.

General and administrative expenses for the three months ended June 30, 2017 were $951,908, as compared to $589,896 for the same period in 2016, an increase of $362,012, or 61%. The increase in general and administrative expenses was due non-cash stock compensation expense for stock options issued in June 2017, tradeshow attendance in Europe and related travel expenses and increase in bad debt reserve.

Net loss for the three months ended June 30, 2017 was $1,415,937, or ($0.01) per basic and diluted share, compared to a net loss of $1,122,123, or ($0.01) per basic and diluted share, for the same period in 2016, an increase in the net loss of $293,814, or 26%. The increase in the net loss for 2017 was primarily due to the stock compensation expense for stock options issued during in June 2017 and an increase in the bad debt reserve and was partially offset by lower research and development expenses as noted above.

Six Months Ended June 30, 2017 Financial Results

Revenues for the six months ended June 30, 2017 were $260,614, compared to $472,730 for the same period in 2016, a decrease of $212,116, or 45%. Revenues resulted primarily from sales in Europe, Asia and Asia/Pacific of our orthoPACE device and related applicators. The decrease in revenues for 2017 was due to lower sales of new orthoPACE devices and applicators and lower applicator refurbishments in Europe and Asia/Pacific in 2017.

Research and development expenses for the six months ended June 30, 2017 were $698,247, compared to $786,122 for the same period in 2016, a decrease of $87,875, or 11%. Research and development expenses decreased in 2017 as a result of lower payments to consultants related to the de novo petition submission to the FDA in July 2016, which was partially offset by higher audit costs related to ISO certification and non-cash stock compensation expense for stock option issued in June 2017.

General and administrative expenses for the six months ended June 30, 2017 were $1,400,514, as compared to $1,089,028 for the same period in 2016, an increase of $311,486, or 29%. The increase in general and administrative expenses was due to non-cash stock compensation expense for stock options issued in June 2017, tradeshow attendance in Europe and related travel expenses and increase in bad debt reserve.

Net loss for the six months ended June 30, 2017 was $1,909,469, or ($0.01) per basic and diluted share, compared to a net loss of $2,846,699, or ($0.03) per basic and diluted share, for the same period in 2016, a decrease in the net loss of $937,230, or 33%. The decrease in the net loss for 2017 was primarily due to a gain on the warrant valuation and lower operating expenses as noted above.

Conference Call

The Company will also host a conference call on Tuesday, August 15, 2017, beginning at 10:30AM Eastern Time to discuss the second quarter financial results, provide a business update and answer questions. Shareholders and other interested parties can participate in the conference call by dialing 866-682-6100 (U.S.) or 862-255-5401 (international) or via webcast at http://www.investorcalendar.com/event/19907.

A replay of the conference call will be available beginning two hours after its completion through August 29, 2017, by dialing 877-481-4010 (U.S.) or 919-882-2331 (international) and entering Conference ID 19907.

About SANUWAVE Health, Inc.

SANUWAVE Health, Inc. (OTCQB:SNWV) (www.sanuwave.com) is a shock wave technology company initially focused on the development and commercialization of patented noninvasive, biological response activating devices for the repair and regeneration of skin, musculoskeletal tissue and vascular structures. SANUWAVE’s portfolio of regenerative medicine products and product candidates activate biologic signaling and angiogenic responses, producing new vascularization and microcirculatory improvement, which helps restore the body’s normal healing processes and regeneration. SANUWAVE applies its patented PACE technology in wound healing, orthopedic/spine, plastic/cosmetic and cardiac conditions. Its lead product candidate for the global wound care market, dermaPACE, is CE Marked throughout Europe and has device license approval for the treatment of the skin and subcutaneous soft tissue in Canada, Australia and New Zealand. In the U.S., dermaPACE is currently under the FDA’s de novo petition review process for the treatment of diabetic foot ulcers. SANUWAVE researches, designs, manufactures, markets and services its products worldwide, and believes it has demonstrated that its technology is safe and effective in stimulating healing in chronic conditions of the foot (plantar fasciitis) and the elbow (lateral epicondylitis) through its U.S. Class III PMA approved OssaTron® device, as well as stimulating bone and chronic tendonitis regeneration in the musculoskeletal environment through the utilization of its OssaTron, Evotron® and orthoPACE® devices in Europe, Asia and Asia/Pacific. In addition, there are license/partnership opportunities for SANUWAVE’s shock wave technology for non-medical uses, including energy, water, food and industrial markets.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements relating to financial results and plans for future business development activities, and are thus prospective. Forward-looking statements include all statements that are not statements of historical fact regarding intent, belief or current expectations of the Company, its directors or its officers. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, many of which are beyond the Company’s ability to control. Actual results may differ materially from those projected in the forward-looking statements. Among the key risks, assumptions and factors that may affect operating results, performance and financial condition are risks associated with the regulatory approval and marketing of the Company’s product candidates and products, unproven pre-clinical and clinical development activities, regulatory oversight, the Company’s ability to manage its capital resource issues, competition, and the other factors discussed in detail in the Company’s periodic filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statement.

For additional information about the Company, visit www.sanuwave.com.

Contact:

Millennium Park Capital LLC
Christopher Wynne
312-724-7845
cwynne@mparkcm.com

SANUWAVE Health, Inc.
Kevin Richardson II
Chairman of the Board
978-922-2447
investorrelations@sanuwave.com

(FINANCIAL TABLES FOLLOW)

SANUWAVE HEALTH, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

	June 30,	December 31,
	2017	2016
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$62,069	$133,571
Accounts receivable, net of allowance for doubtful accounts	191,932	460,799
Inventory, net	198,778	231,953
Prepaid expenses	95,741	87,823
TOTAL CURRENT ASSETS	548,520	914,146

PROPERTY AND EQUIPMENT, at cost, less accumulated depreciation	64,860	76,938

OTHER ASSETS	13,977	13,786
TOTAL ASSETS	$627,357	$1,004,870

LIABILITIES
CURRENT LIABILITIES
Accounts payable	$1,188,459	$712,964
Accrued expenses	470,585	375,088
Accrued employee compensation	65,154	64,860
Advances from related parties	421,690	-
Interest payable, related parties	388,095	109,426
Short term loan, net	100,000	47,440
Warrant liability	816,521	1,242,120
Notes payable, related parties, net	5,369,361	5,364,572
TOTAL LIABILITIES	8,819,865	7,916,470

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' DEFICIT
PREFERRED STOCK, SERIES A CONVERTIBLE, par value $0.001, 6,175 authorized; 6,175 shares issued and 0 shares outstanding in 2017 and 2016	-	-

PREFERRED STOCK, SERIES B CONVERTIBLE, par value $0.001, 293 authorized; 293 shares issued and 0 shares outstanding in 2017 and 2016, respectively	-	-

PREFERRED STOCK - UNDESIGNATED, par value $0.001, 4,993,532 shares authorized; no shares issued and outstanding	-	-

COMMON STOCK, par value $0.001, 350,000,000 shares authorized; 139,099,843 and 137,219,968 issued and outstanding in 2017 and 2016, respectively	139,100	137,220

ADDITIONAL PAID-IN CAPITAL	93,077,145	92,436,697

ACCUMULATED DEFICIT	(101,342,917)	(99,433,448)

ACCUMULATED OTHER COMPREHENSIVE LOSS	(65,836)	(52,069)
TOTAL STOCKHOLDERS' DEFICIT	(8,192,508)	(6,911,600)
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$627,357	$1,004,870

SANUWAVE HEALTH, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS
(UNAUDITED)

	Three Months Ended	Three Months Ended	Six Months Ended	Six Months Ended
	June 30,	June 30,	June 30,	June 30,
	2017	2016	2017	2016

REVENUES	$111,045	$203,406	$260,614	$472,730

COST OF REVENUES (exclusive of depreciation and amortization shown below)	24,695	77,988	79,839	151,169

OPERATING EXPENSES
Research and development	437,909	476,167	698,247	786,122
General and administrative	951,908	589,896	1,400,514	1,089,028
Depreciation	5,958	837	12,078	1,673
Amortization	-	76,689	-	153,378
Gain on sale of property and equipment	-	-	-	(1,000)
TOTAL OPERATING EXPENSES	1,395,775	1,143,589	2,110,839	2,029,201

OPERATING LOSS	(1,309,425)	(1,018,171)	(1,930,064)	(1,707,640)

OTHER INCOME (EXPENSE)
Gain (loss) on warrant valuation adjustment and conversion	35,410	28,250	358,633	(769,447)
Interest expense, net	(143,281)	(129,334)	(336,019)	(363,764)
Gain (loss) on foreign currency exchange	1,359	(2,868)	(2,019)	(5,848)
TOTAL OTHER INCOME (EXPENSE), NET	(106,512)	(103,952)	20,595	(1,139,059)

NET LOSS	(1,415,937)	(1,122,123)	(1,909,469)	(2,846,699)

OTHER COMPREHENSIVE LOSS
Foreign currency translation adjustments	(15,552)	(5,684)	(13,767)	(2,713)
TOTAL COMPREHENSIVE LOSS	$(1,431,489)	$(1,127,807)	$(1,923,236)	$(2,849,412)

LOSS PER SHARE:
Net loss - basic and diluted	$(0.01)	$(0.01)	$(0.01)	$(0.03)

Weighted average shares outstanding - basic and diluted	138,992,669	102,645,697	138,517,370	88,933,089

SANUWAVE HEALTH, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	Six Months Ended	Six Months Ended
	June 30,	June 30,
	2017	2016

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(1,909,469)	$(2,846,699)
Adjustments to reconcile net loss to net cash used by operating activities to net cash used by operating activities
Depreciation	12,078	1,673
Change in allowance for doubtful accounts	116,833	5,613
Amortization	-	153,378
Stock-based compensation - employees, directors and advisors	482,295	116,550
(Gain) loss on warrant valuation adjustment	(358,633)	769,447
Amortization of debt discount	57,349	11,472
Amortization of debt issuance costs	-	87,548
Loss on conversion option of promissory note payable	-	75,422
Gain on sale of property and equipment	-	(1,000)
Changes in assets - (increase)/decrease
Accounts receivable - trade	152,034	(28,313)
Inventory	33,175	54,002
Prepaid expenses	(7,918)	26,165
Other	(191)	(45)
Changes in liabilities - increase/(decrease)
Accounts payable	475,495	(50,989)
Accrued expenses	95,497	(63,551)
Accrued employee compensation	294	167,397
Interest payable, related parties	278,669	(131,579)
Promissory notes, accrued interest	-	(77,615)
NET CASH USED BY OPERATING ACTIVITIES	(572,492)	(1,731,124)

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sale of property and equipment	-	1,000
NET CASH PROVIDED BY INVESTING ACTIVITIES	-	1,000

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from warrant exercise	93,067	-
Advances from related parties	421,690	-
Proceeds from 2016 Public Offering, net	-	1,596,855
Proceeds from convertible promissory notes, net	-	106,000
NET CASH PROVIDED BY FINANCING ACTIVITIES	514,757	1,702,855

EFFECT OF EXCHANGE RATES ON CASH	(13,767)	(2,713)

NET DECREASE IN CASH AND CASH EQUIVALENTS	(71,502)	(29,982)

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	133,571	152,930
CASH AND CASH EQUIVALENTS, END OF PERIOD	$62,069	$122,948

SUPPLEMENTAL INFORMATION
Cash paid for interest, related parties	$-	$392,516